SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                       February 4, 1999 (February 4, 1999)
               (Date of Report (date of earliest event reported))


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)


        Delaware                       1-10308                    06-0918165
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
   of incorporation or                                    Identification Number)
      organization)

9 West 57th Street - 37th Floor
       New York, NY                                                  10019
  (Address of principal                                           (Zip Code)
    executive office)


                                 (212) 413-1800
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)

Item 5.  Other Events

UK Secretary of State for Trade and Industry Requires Divestiture of Green Flag Unit before Cendant and RAC Motoring Services Merger Can Proceed. On February 4, 1998, we announced that the UK Secretary of State for Trade and Industry had cleared our proposed acquisition of RAC Motoring Services on the condition that we divest our Green Flag breakdown assistance business. We do not regard that proposed condition as reasonably acceptable or commercially feasible and therefore it is our intention not to proceed with the acquisition of RAC Motoring Services.

Reference is made to the press release dated February 4, 1999 attached hereto as
Exhibit 99.1, which is incorporated herein by reference in its entirety.


Item 7.  Exhibits

Exhibit
   No.   Description
-------  -----------

99.1     Press release:    UK Secretary of State for Trade and Industry Requires
         Divestiture of Green Flag Unit before Cendant and RAC Motoring Services Merger Can Proceed, dated February 4, 1999.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CENDANT CORPORATION



                                    By:   /s/  Eric J. Bock
                                         Eric J. Bock
                                         Vice President, Legal


Date:  February 4, 1999

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                Report Dated February 4, 1999 (February 4, 1999)



                                  EXHIBIT INDEX

Exhibit
   No.   Description
-------  -----------

99.1     Press release:    UK Secretary of State for Trade and Industry Requires
         Divestiture of Green Flag Unit before Cendant and RAC Motoring Services Merger Can Proceed, dated February 4, 1999.